UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2018

Tilray, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38594	82-4310622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Maughan Road

Nanaimo, BC, Canada, V9XIJ2

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 845-7291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Tilray Signs Global Collaboration Agreement with Leading Pharmaceutical Company

On December 18, 2018, Tilray, Inc. (the “Company”) a global pioneer in the production, research, and distribution of medical cannabis, announced that it entered into a global framework agreement (the “Framework Agreement”) to collaborate with Sandoz AG, a global leader in generic pharmaceuticals and biosimilars and a part of Novartis group, to increase availability of high-quality medical cannabis products across the world.

An evolution of an existing alliance between the Company and Sandoz Canada, the Framework Agreement represents the intentions of the two companies to jointly operate in jurisdictions where cannabis is or will be approved for medical purposes.

AB InBev and Tilray Announce Research Partnership Focused on Non-Alcohol THC and CBD Beverages

On December 19, 2018, Anheuser Busch InBev (“AB InBev”), the world’s leading brewer, and the Company, a global pioneer in cannabis production and distribution, issued a press release announcing a partnership to research non-alcoholic beverages containing tetrahydrocannabinol (“THC”) and cannabidiol (“CBD”). The partnership is limited to Canada, and decisions regarding the commercialization of the beverages will be made in the future.

The research partnership combines AB InBev’s deep experience in beverages with the Company’s expertise in cannabis products. AB InBev’s participation will be through Labatt Breweries of Canada, one of the country’s founding businesses and its leading brewery, and the Company’s participation will be through its Canadian adult-use cannabis subsidiary, High Park Company, which develops, sells, and distributes a portfolio of socially responsible cannabis brands and products in Canada. Each company intends to invest up to $50 million USD, for a total of up to $100 million USD.

A copy of the press releases noted above are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued December 18, 2018

99.2	Press Release issued December 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILRAY, INC.

By:	/s/ Brendan Kennedy
Brendan Kennedy
President and Chief Executive Officer

Dated: December 19, 2018